MFS(R) NEW DISCOVERY FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

The fund is managed by a team of portfolio managers comprised of Robert A. Henderson, a Senior Vice President of the adviser, and Thomas H. Wetherald and Camille H. Lee, each a Vice President of the adviser. Mr. Henderson has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1996. Mr. Wetherald has been a portfolio manager of the fund since July 1, 2004 and has been employed in the investment management area of the adviser since 2002. Prior to joining MFS, Mr. Wetherald was a portfolio manager and research analyst at Manning & Napier Advisors. Ms. Lee has been a portfolio manager of the fund since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp.

As a member of the portfolio management team, Ms. Lee generally contributes to the day-to-day management of the fund's portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the fund. The degree to which Ms. Lee may perform these functions, and the nature of these functions, may change from time to time.

Team members may change from time to time, and a current list of team members is available by either calling MFS at the telephone number listed on the back of the prospectus or visiting the MFS website at www.mfs.com.



                  The date of this Supplement is July 1, 2004.